EXHIBIT 10.6

WHEN RECORDED, MAIL TO:

TONAQUINT, INC.
303 East Wacker Drive, Suite 1200
Chicago, Illinois 60601

Tax Serial No. 16-35-207-019

DEED OF RECONVEYANCE

NOTICE IS HEREBY GIVEN:

Griffiths & Turner / GT Title Services, Inc., a Utah corporation, as Trustee under that certain Deed of Trust, dated February 15, 2011, executed by Tonaquint, Inc., a Utah corporation, as Trustor, in favor of Silver Dragon Resources Inc., a Delaware corporation, as Beneficiary, and recorded on February ___, 2011 as Entry No. ____________, in the Official Records of Salt Lake County, State of Utah, pursuant to the request of the Beneficiary thereunder, does hereby reconvey, without warranty, to the person or persons entitled thereto, the trust property now held by it as Trustee under said Trust Deed covering real property situated in Salt Lake County, Utah described as follows:

COM 976.8 FT N & S 73^30' E 217.8 FT & 458.04 FT N FR CEN SEC 35 T1S R1E SL MER N 350.46 FT M OR L TO CEN OF MILL CREEK S 78^28' E 141.66 FT S 290.69 FT S 69^14' W 88.02 FT W56.5 FT TO BEG 1 AC.

Together with the non-exclusive right of way over the access easements as shown on the recorded plats.

(Tax Serial No. 16-35-207-019-0000)

DATED this ___ day of February 2011.

GRIFFITHS & TURNER / GT TITLE SERVICES, INC.

By: ________________________________
Name: ______________________________
Title: _______________________________

STATE OF ________	)
: ss
COUNTY OF ______	)

The foregoing instrument was acknowledged before me this ___ day of February 20___, by ____________, president of Griffiths & Turner / GT Title Services, Inc.

__________________________________________
Notary Public